UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2010 (July 29, 2010)
Grand Canyon Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 W. Camelback Road Phoenix, Arizona	85017

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 639-7500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 29, 2010, the Board of Directors of Grand Canyon Education, Inc. (the “Company”), pursuant to Delaware General Corporation Law and the bylaws of the Company, approved and adopted the Second Amended and Restated Bylaws (the “Amended Bylaws”).
Advance Notice Provisions
Among other items, the Board amended existing provisions providing for advance notice of stockholder proposals and director nominations (other than proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”)) to modify and to expand the disclosure stockholders must provide when submitting proposals and to modify the description of timely notice and to expand the disclosure stockholders must provide when submitting director nominations for consideration.
Pursuant to the Amended Bylaws, advance notice of stockholder proposals and director nominations must be received by the Secretary of the Company no earlier than the close of business on the 120th day prior to the one year anniversary of the preceding year’s annual meeting and no later than the close of business on the 90th day prior to that date. The notice must include detailed disclosures regarding the proposing stockholder’s identity, ownership and voting interests in Company securities and derivative positions held in the Company’s securities as well as descriptions of all agreements, arrangements and understandings between the proposing stockholder and other stockholders. For director nominations, the notice also must include detailed disclosures regarding any arrangements or understandings, material compensation agreements during the past three years and material relationships between or among the proposing stockholder and the director nominee or any of their respective affiliates.
Forum for Disputes
The Board added a provision to specify that the Delaware Court of Chancery is the sole forum for (1) derivative actions on behalf of the Company, (2) claims asserting a breach of fiduciary duty against the directors or officers of the Company, (3) claims against the Company pursuant to Delaware law or the company’s organizational documents or (4) claims against the Company governed by the internal affairs doctrine.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Grand Canyon Education, Inc. (as amended through July 29, 2010)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 2, 2010

GRAND CANYON EDUCATION, INC.
By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer (Principal Financial and Principal Accounting Officer)